MASSMUTUAL SELECT FUNDS
Supplement dated December 26, 2018 to the
Statement of Additional Information dated February 9, 2018
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”), and any previous supplements. It should be retained and read in conjunction with the SAI, and any previous supplements.
Effective immediateley, the following information replaces similar information found on page B-46 under the heading Non-Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds:
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
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(2) sell securities short (except MM Select T. Rowe Price Bond Asset Fund and MM Select T. Rowe Price U.S. Treasury Long-Term Fund may sell securities short for hedging purposes), but reserves the right to sell securities short against the box.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-TRUN-18-05